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                              RESTATED BY-LAWS OF

                          TENET HEALTHCARE CORPORATION
                             A NEVADA CORPORATION

                          AS AMENDED OCTOBER 6, 1999


                                   ARTICLE I

                            SHAREHOLDERS' MEETINGS

SECTION 1.1     PLACE OF MEETINGS.

          All meetings of the shareholders shall be held at the principal office of the Corporation in the State of California, or at any other place within or without the State of Nevada as may be designated for that purpose from time to time by the Board of Directors.

SECTION 1.2     ANNUAL MEETINGS.

          The Annual meeting of the shareholders shall be held not later than 210 days after the close of the fiscal year, on the date and at the time set by the Board of Directors, at which time the shareholders shall elect by plurality vote an annual Class of the Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may properly be brought before the meeting.

SECTION 1.3     SPECIAL MEETINGS.

          Special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the Chief Executive Officer or by the Board of Directors.

SECTION 1.4     NOTICE OF MEETINGS.

                1.4.1. Notice of each meeting of shareholders, whether annual or special, shall be given at least 10 and not more than 60 days prior to the day thereof by the Secretary or any Assistant Secretary causing to be delivered to each shareholder of record entitled to vote at such meeting a written notice stating the time and place of the meeting and the purpose or purposes for which the meeting is called. Such notice shall be signed by the Chief Executive Officer, the President, the Secretary or any Assistant Secretary and shall be mailed postage prepaid to each shareholder at his address as it appears on the stock books of the Corporation. If any shareholder has failed to supply an address, notice shall be deemed to have been given if mailed to the address of the principal office of the Corporation, or published at least once in a newspaper having general circulation in the county in which the principal office is located.

                1.4.2. It shall not be necessary to give any notice of the adjournment of or the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken; provided that when a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.
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SECTION 1.5     CONSENT BY SHAREHOLDERS.

          Any action which may be taken at a regular meeting of the shareholders, except election of directors, may be taken without a meeting, if authorized by a writing signed by holders of the number of shares required under the law to give their approval for such purpose.

SECTION 1.6     QUORUM.

                1.6.1. The presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting constitutes a quorum for the transaction of business. Shares shall not be counted in determining the number of shares represented or required for a quorum or in any vote at a meeting, if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting.

                1.6.2. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                1.6.3. In the absence of a quorum, a majority of the shares present in person or by proxy and entitled to vote may adjourn any meeting from time to time, but not for a period of more than 30 days at any one time, until a quorum shall attend.

SECTION 1.7     VOTING RIGHTS.

                1.7.1. Every shareholder of record of the Corporation shall be entitled at each meeting of the shareholders to one vote for each share of stock standing in his name on the books of the Corporation. Except as otherwise provided by law, or by the Articles of Incorporation or any amendment thereto, or by the By-Laws, if a quorum is present, the majority of votes cast in person or by proxy shall be binding upon all shareholders of the Corporation.

                1.7.2. The Board of Directors shall designate a day not more than 60 days prior to any meeting of the shareholders as the day as of which shareholders entitled to notice of and to vote at such meetings shall be determined.

SECTION 1.8     PROXIES.

          Every shareholder entitled to vote or to execute consents may do so either in person or by written proxy executed in accordance with the provisions of Section 78.355 of the Nevada Revised Statutes and filed with the Secretary of the Corporation.

SECTION 1.9     MANNER OF CONDUCTING MEETINGS.

          To the extent not in conflict with the provisions of the law relating thereto, the Articles of Incorporation, or express provisions of these By-Laws, meetings shall be conducted pursuant to such rules as may be adopted by the chairman presiding at, or a majority of the shares represented at, the meeting.
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SECTION 1.10.    NATURE OF BUSINESS AT MEETINGS OF SHAREHOLDERS.

                 1.10.1 No business may be transacted at an annual meeting of shareholders, or at any special meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chief Executive Officer,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or the Chief Executive Officer or (c) otherwise properly brought before the meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 1.10 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 1.10.

                 1.10.2 In addition to any other applicable requirements, for business to be properly brought by a shareholder before an annual meeting, or at any special meeting, of shareholders, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                 1.10.3 To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of the annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                 1.10.4 To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting, or at any special meeting, of shareholders (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the meeting to bring such business before the meeting.

                 1.10.5 No business shall be conducted at the annual meeting, or at any special meeting, of shareholders except business brought before the meeting in accordance with the procedures set forth in this
Section 1.10. If the chairman of any meeting determines that


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business was not properly brought before the meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                                      ARTICLE II

                                DIRECTORS - MANAGEMENT

SECTION 2.1         POWERS.

     Subject to the limitation of the Articles of Incorporation, of the By-Laws, and of the laws of the State of Nevada as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under authority of, and the business and affairs of this Corporation shall be controlled by, a Board of Directors.

SECTION 2.2         NUMBER AND QUALIFICATION.

     The authorized number of directors of this Corporation shall be not less than eight nor more than 15, with the exact number to be established from time to time by resolution of the Board of Directors of this Corporation. All directors of this Corporation shall be at least 21 years of age and at least a majority shall be citizens of the United States.

SECTION 2.3         CLASSIFICATION AND ELECTION.

     The Board of Directors shall be classified into three annual Classes, with four directors in Class 1, four directors in Class 2, and five directors in Class 3. Each Class of directors shall be elected for terms of three years. Each term shall continue for the number of years stated and until their successors are elected and have qualified. Their term of office shall begin immediately after election. These By-Laws are being adopted subsequent to the initial classification of directors in 1975. The directors in office as of the date of adoption hereof shall continue to serve the terms for which they have been previously elected.

SECTION 2.4.        NOMINATION OF DIRECTORS.

                    2.4.1. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Articles of Incorporation or any amendment thereto with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.4 and on the record date for the determination of shareholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.4.


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                    2.4.2.    In addition to any other applicable requirements,
for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

                    2.4.3. To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                    2.4.4. To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such shareholder,
(iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                    2.4.5 No person shall be eligible for election as a director of the Corporation by the shareholders unless nominated in accordance with the procedures set forth in this Section 2.4. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

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SECTION 2.5         INCREASE IN THE NUMBER OF DIRECTORS.

     The Board of Directors may change the number of directors from time to time; provided, however, neither the Board of Directors nor the shareholders may ever increase the number of directorships by more than one during any twelve-month period, except upon the affirmative vote of two-thirds of the directors of each Class, or the affirmative vote of the holders of two-thirds of all outstanding shares voting together and not by class. This provision may not be amended except by a like vote.

SECTION 2.6         VACANCIES.

                    2.6.1. Any vacancies in the Board of Directors, except vacancies first filled by the shareholders, may be filled by the affirmative vote of two-thirds of the remaining directors of each Class, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office for the balance of the term of the resigning director and until his successor is elected. The power to fill vacancies shall in no event be delegated to any committee appointed in accordance with these By-Laws.

                    2.6.2. The shareholders may at any time elect a director to fill any vacancy not filled by the directors, and may elect the additional directors at the meeting at which an amendment of the By-Laws is voted authorizing an increase in the number of directors.

                    2.6.3. A vacancy or vacancies shall be deemed to exist in case of the death, resignation, or removal of any director, or if the directors or shareholders shall increase the authorized number of directors but shall fail at a meeting at which such increase is authorized or at an adjournment thereof to elect the additional director so provided for, or in case the shareholders fail at any time to elect the full number of authorized directors.

                    2.6.4. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have power to immediately elect a successor who shall take office when the resignation shall become effective.

                    2.6.5. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his term of office.

SECTION 2.7         REMOVAL OF DIRECTORS.

     The entire Board of Directors or any individual director may be removed from office, with or without cause, by the vote or written consent of shareholders representing two-thirds of the issued and outstanding capital stock entitled to vote.

SECTION 2.8         RESIGNATIONS.

     Any director of the Corporation may resign at any time either by oral tender of resignation at any meeting of the Board or by giving written notice thereof to the Secretary, the Chief Executive Officer or the President. Such resignation shall take effect at the time it specifies, and the acceptance of such resignation shall not be necessary to make it effective.
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SECTION 2.9    PLACE OF MEETINGS.

          Meetings of the Board of Directors shall be held at the principal office of the Corporation in the State of California, or at such other place within or without the State of Nevada as may be designated for that purpose by the Board of Directors. Any meeting shall be valid, wherever held, if held by the written consent of all members of the Board of Directors, given before or after the meeting and filed with the Secretary of the Corporation.

SECTION 2.10   MEETINGS AFTER ANNUAL SHAREHOLDERS' MEETING.

          The first meeting of the Board of Directors held after the annual shareholders' meeting shall be held at such time and place within or without the State of Nevada as shall be fixed by announcement of the Chief Executive Officer or the President given at the annual shareholders' meeting, and no other notice of such meeting shall be necessary, provided a majority of the whole Board shall be present. Alternatively, such meeting may be held at such time and place as shall be fixed pursuant to notice given under other provisions of these By-Laws.

SECTION 2.11   OTHER REGULAR MEETINGS.

               2.11.1. Regular meetings of the Board of Directors shall be held at such time and place within or without the State of Nevada as may be agreed upon from time to time by the Board.

               2.11.2. No notice need be given of regular meetings, except that a written notice shall be given to each director of the resolution establishing specific meeting dates or a regular meeting date, which notice shall set forth the date of the month, the time, and the place of the meetings.

SECTION 2.12   SPECIAL MEETINGS.

          Special meetings of the Board of Directors shall be held whenever called by the Chief Executive Officer or the President or by two-thirds of the directors of each Class. Notice of any such meeting shall be mailed to each director not later than three days before the day on which the meeting is to be held, or shall be sent to him by telegraph, or delivered personally or by telephone, not later than midnight of the day before the day of the meeting. Any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given, if each director consents to the holding thereof or waives notice by a writing filed with the Secretary, or is present thereat and their oral consents are entered on the minutes, or they take part in the deliberations thereat without objection. Except as otherwise provided in the By-Laws or as may be indicated in the notice thereof, any and all business may be transacted at any special meeting.

SECTION 2.13   WAIVER OF NOTICE.

          Anything herein to the contrary notwithstanding, notice of any meeting of directors shall not be required as to any director who shall waive notice in writing (including telex, facsimile telephone transmission, telegram, cablegram or radiogram) before or after such meeting.

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SECTION 2.14   NOTICE OF ADJOURNMENT.

          Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place is fixed at the meeting adjourned.

SECTION 2.15   QUORUM.

          A majority of the number of directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act; provided, that a minority of the directors, in the absence of a quorum, may adjorn from time to time or fill vacant directorships in accordance with Section 2.5 but may not transact any business.

SECTION 2.16   ACTION BY UNANIMOUS WRITTEN CONSENT.

          Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing thereto. Such written consent shall be filed with the minutes of the proceedings of the Board and shall have the same force and effect as a unanimous vote of such directors.

SECTION 2.17   COMPENSATION.

          The directors may be paid their expenses of attendance at each meeting of the Board of Directors. Additionally, the Board of Directors may from time to time, in its discretion, pay to directors either or both fixed sum for attendance at each meeting of the Board of Directors or a stated salary for services as a director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like remimbursement and compensation for attending committee meetings.

SECTION 2.18   TRANSACTIONS INVOLVING INTERESTS OF DIRECTORS.

          In the absence of fraud, no contract or other transaction of the Corportion shall be affected or invalidated by the fact that any of the directors of the Corporation are in any way interested in, or connected with, any other party to, such contract or transaction or are themselves parties to such contract or transaction, provided that such transaction satisifies
Section 78.140 of the Nevada Revised Statutes; and each and every person who may become a director of the Corporation is hereby relieved, to the extent permitted by law, from any liability that might otherwise exist from contracting in good faith with the Corporation for the benefit of himself or any person in which he may be in any way interested or with which he may be in any way connected. Any director of the Corporation may vote and act upon any matter, contract or transaction between the Corporation and any other person without regard to the fact that he is also a stockholder, director or officer of, or has any interest in, such other person.

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SECTION 2.19   EMERITUS POSITIONS.

          The Board of Directors may authorize parties to serve in an emeritus position with respect to the Board of Directors, included by way of example but not by way of limitation, as an Emeritus Director, as a Chairman Emeritus of the Board of Directors or as a Vice-Chairman Emeritus of the Board of Directors. These positions shall be honorary positions and parties elected to those positions may be asked to attend meetings of the board of directors and meeting of the shareholders from time to time. A party holding an emeritus position shall be an officer or director of the Company, shall have no vote at a director's meeting, shall receive no fees for service in that position and shall not be given access to material, non-published information pertaining, to the Company. A party filling an emeritus position shall be requested to do so because of his or her experience with and contributions to the Company.

                               ARTICLE III

                                OFFICERS

SECTION 3.1    EXECUTIVE OFFICERS.

          The executive officers of the Corporation shall be a Chief Executive Officer and a Chief Financial Officer and may include a President, a Chairman, a Chief Corporate Officer, a Chief Operating Officer, one or more Vice Chairmen, Executive Vice Presidents, Senior Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Group and/or Division Presidents and/or Chief Executive Officers, a Secretary and a Treasurer. Any person may hold two or more offices. The executive officers of the Coporation shall be elected annually by the Board of Directors and shall hold office for one year or until their respective successors shall be elected and shall qualify.

SECTION 3.2    APPOINTED OFFICERS: TITLES.

          3.2.1. The Chief Executive Officer shall appoint a Secretary and a Treasurer of the Corporation if those officers have not been elected by the Board. The Chief Executive Officer (or the Secretary in the case of Assistant Secretaries or the Treasurer in the case of Assistant Treasurers) may appoint a President, Chief Corporate Officer, Chief Operating Officer and one or more Vice Chairmen, Assistant Secretaries and/or Assistant Treasurers of the Corporation, each of whom shall hold such title at the pleasure of the appointing officer and have such authority and perform such duties as are provided in the By-Laws, or as the Chief Executive Officer or the appointing officer may determine from time to time. Any person appointed under this
Section 3.2.1 to serve in any of the foregoing positions shall be deemed by reason of such appointment or service in such capacity to be an "officer" of the Corporation.

          3.2.2. The Chief Executive Officer or a person designated by the Chief Executive Officer may also appoint a President and/or Chief Executive Officer, Chief Corporate Officer, Chief Operating Office and one or more
Senior Executive Vice presidents, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and Assistant Vice Presidents for each operating group and/or division of the Corporation and for each staff function a
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Corporate Controller, one or more Assistant Controllers and such other officers as the Chief Executive Officer may deem to be necessary, desirable or appropriate. Each appointed officer will hold such title at the pleasure of the Chief Executive Officer and have authority to act for and perform duties with respect to only the group, division or corporate staff function for which the person is appointed. Any person appointed under this Section 3.2.2 to serve in any of the foregoing positions shall be deemed by reason of such appointment or service in such capacity to be an "officer" of the Corporation.

SECTION 3.3    REMOVAL AND RESIGNATION.

               3.3.1. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board. Any appointed person may be removed from such position at any time by the person making such appointment or his successor.

               3.3.2. Any officer may resign at any time, by giving written notice to the Board of Directors, the Chief Executive Officer, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice, or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 3.4    VACANCIES.

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to such office.

SECTION 3.5    CHAIRMAN AND VICE CHAIRMAN.

     The Chairman shall preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors. The Vice Chairman shall, in the absence of the Chairman, preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors.

SECTION 3.6    CHIEF EXECUTIVE OFFICER.

     The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board and the Vice Chairman of the Board, at all meetings of the Board of Directors. He shall be ex officio a member of the Executive Committee and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and such other powers and duties as may be prescribed by the Board of Directors.

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SECTION 3.7    PRESIDENT.

     In the absence or disability of the Chief Executive Officer, the President shall perform all of the duties of the Chief Executive Officer and when so acting shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or the By-Laws. The President shall have the general powers and duties usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Chief Executive Officer or the Board of Directors.

SECTION 3.8 SENIOR EXECUTIVE VICE PRESIDENT, EXECUTIVE VICE PRESIDENT, SENIOR VICE PRESIDENT AND VICE PRESIDENT.

     In the absence or disability of the Chief Executive Officer and the President, a Senior Executive Vice President, an Executive Vice President or a Group President and Chief Executive Officer, in the order of his rank and seniority shall perform all of the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer, including the power to sign all instruments and to take all actions which the Chief Executive Officer is authorized to perform by the Board of Directors or the By-Laws. The Senior Executive Vice Presidents, Executive Vice Presidents, Senior Vice Presidents and Vice Presidents shall have the general powers and duties usually vested in the office of a vice president of a corporation; the Group Presidents and Chief Executive Officers shall have the general powers and duties of a principal executive officer of an operating group of a corporation; and each of them shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the Executive Committee of the Board of Directors, the Chief Executive Officer or the By-Laws.

SECTION 3.9    SECRETARY AND ASSISTANT SECRETARIES.

               3.9.1. The Secretary shall (1) attend all sessions of the Board and all meetings of the shareholders; and (2) record and keep, or cause to be kept, all votes and the minutes of all proceedings in a book to be kept for that purpose at the principal office of the Corporation, or at such other place as the Board of Directors may from time to time determine, specifying therein (1) the time and place of holding, (ii) whether regular or special, and if special, how authorized, (iii) the notice thereof given, (iv) the names of those present at directors' meetings, (v) the number of shares present or represented at shareholders' meetings, and (vi) the proceedings thereof; and (3) perform like duties for the Executive and other standing committees, when required. In addition, he shall keep or cause to be kept, at the principal office of the Corporation in the State of Nevada, those documents required to be kept thereat by Section 5.2 of the By-Laws and Section 78.105 of the Nevada Revised Statutes.

               3.9.2. The Secretary shall give, or cause to be given, notice of meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation, and, when authorized by the Board, affix the same to any instrument requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. The Secretary is hereby authorized to issue certificates, to which the corporate seal may be affixed, attesting to the incumbency of officers of this Corporation or to actions duly taken by the Board of Directors or the shareholders.

               3.9.3. The Assistant Secretaries, in the order of their seniority, shall in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Chief Executive Officer or the Secretary shall prescribe.

SECTION 3.10   TREASURER AND ASSISTANT TREASURERS.

               3.10.1. The Treasurer shall deposit all moneys and other valuables in the name, and to the credit, of the Corporation, with such depositories as may be ordered by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer and directors, whenever they request it, an account of all his transactions as Treasurer, and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

               3.10.2. The Assistant Treasurers, in the order of their seniority, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer, and shall perform such other duties as the Chief Executive Officer or the Treasurer shall prescribe.

SECTION 3.11   ADDITIONAL POWERS, SENIORITY AND SUBSTITUTION OF OFFICERS.

     In addition to the foregoing powers and duties specifically prescribed for the respective officers, the Board of Directors may from time to time by resolution (i) impose or confer upon any of the officers such additional duties and powers as the Board of Directors may see fit, (ii) determine the order of seniority among the officers, and/or (iii) except as otherwise provided above, provide that in the absence of any officer or officers, any other officer or officers shall substitute for and assume the duties, powers and authority of the absent officer or officers. Any such resolution may be final, subject only to further action by the Board of Directors, or the resolution may grant such discretion, as the Board of Directors deems appropriate, to the Chairman, the Vice Chairman, the Chief Executive Officer, the President (or in his absence the Senior Executive Vice President or the Executive Vice President serving in his place) to impose or confer additional duties and powers, to determine the order of seniority among officers, and/or to provide for substitution of officers as above described.

SECTION 3.12   COMPENSATION.

     The officers of the Corporation shall receive such compensation as shall be fixed from time to time by the Board of Directors. No officer shall be prohibited from receiving such salary by reason of the fact that he is also a director of the Corporation.

SECTION 3.13  TRANSACTION INVOLVING INTEREST OF OFFICER.

    In the absence of fraud, no contract or other transaction of the Corporation shall be affected or invalidated by the fact that any of the officers of the Corporation are in any way interested in, or connected with, any other party to such contract or transaction, or are themselves parties to such contract or transaction, provided that such transaction complies with
Section 78.140 of the Nevada Revised Statutes; and each and every person who is or may become an officer of the Corporation is hereby relieved, to the extent permitted by law, when acting in good faith, from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or any person in which he may be in any way interested or with which he may be in any way connected.


                             ARTICLE IV

                   EXECUTIVE AND OTHER COMMITTEES


SECTION 4.1   STANDING COMMITTEES.

    The Board of Directors shall appoint an Executive Committee, an Audit Committee and a Compensation and Stock Option Committee, consisting of such number of its members as it may designate, consistent with the Articles of Incorporation, the By-Laws and the laws of the State of Nevada.


         4.1.1. The Executive Committee shall have and may exercise, when the Board is not in session, all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, but the Executive Committee shall not have the power to fill vacancies on the Board, or to change the membership of or to fill vacancies in the Executive Committee or any other Committee of the Board, or to adopt, amend or repeal the By-Laws, or to declare dividends.


         4.1.2. The Audit Committee shall select and engage on behalf of the Corporation, subject to the consent of the shareholders, and fix the compensation of, a firm of certified public accountants whose duty it shall be to audit the books and accounts of the Corporation and its subsidiaries for the fiscal year which they are appointed, and who shall report to such Committee. The Audit Committee shall confer with the auditors and shall determine, and from time to time shall report to the Board of Directors upon, the scope of the auditing of the books and accounts of the Corporation and its subsidiaries. The Audit Committee shall also be responsible for determining that the business practices and conduct of employees and any other representatives of the Corporation and its subsidiaries comply with the policies and procedures of the Corporation. None of the members of the Audit Committee shall be officers or employees of the Corporation.

         4.1.3. The Compensation and Stock Option Committee shall establish a general compensation policy for the Corporation and shall have responsibility for the approval of increases in directors' fees and salaries paid to officers and senior employees earning an excess of an annual salary to be determined by the Committee. The Compensation and Stock Option

Committee shall have all the powers of administration under all of the Corporation's employee benefit plans, including any stock option plans, long term incentive plans, bonus plans, retirement plans, stock purchase plans and medical, dental and insurance plans. In connection therewith, the Compensation and Stock Option Committee shall determine, subject to the provisions of the Corporation's plans, the directors, officers and employees of the Corporation eligible to participate in any of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised. None of the members of the Compensation and Stock Option Committee shall be officers or employees of the Corporation.


SECTION 4.2   OTHER COMMITTEES.

    Subject to the limitations of the Articles of Incorporation, the By-Laws and the laws of the State of Nevada as to action to be authorized or approved by the shareholders, or duties not delegable by the Board of Directors, any or all of the corporate powers may be exercised by or under authority of, and the business and affairs of this Corporation may be controlled by, such other committee or committees as may be appointed by the Board of Directors. The powers to be exercised by any such committee shall be designated by the Boards of Directors.


SECTION 4.3   PROCEDURES

    Subject to the limitations of the Articles of Incorporation, the By-Laws and the laws of the State of Nevada regarding the conduct of business by the Board of Directors and its appointed committees, any committee created under this Article may use any procedures for conducting its business and exercising its powers, including but not limited to actions by the unanimous written consent of its members in the manner set forth in Section 2.15. A majority (but not less than two members) shall constitute a quorum. Notices of meetings may be in any reasonable manner and may be waived as for meetings of directors.

                             ARTICLE V

              CORPORATE RECORDS AND REPORTS - INSPECTION

SECTION 5.1   RECORDS.

    The Corporation shall maintain adequate and correct accounts, books and records of its business and properties. All such books, records and accounts shall be kept at its principal place of business in the State of California, as fixed by the Board of Directors from the time to time.


SECTION 5.2   ARTICLES, BY-LAWS AND STOCK LEDGER.

    The Corporation shall maintain and keep the following documents at its principal place of business in the State of Nevada: (i) a certified copy of the Articles of Incorporation and all amendments thereto; (ii) a certified copy of the By-Laws and all amendments thereto; and (iii) a statement setting forth the following: "The Secretary of the Corporation, whose address is 2700

Colorado Avenue, Santa Monica California 90404, is the custodian of the duplicate stock ledger of the Corporation."


SECTION 5.3   INSPECTION

    Any person who has been a shareholder of record for at least six months immediately preceding his demand, or any person holding, or thereunto authorized in writing by the holders of, at least five percent of all of the Corporation's outstanding shares, upon at least five days' written demand, or any judgement creditor without prior demand, shall have the right to inspect in person or by agent or attorney, during usual business hours, the duplicate stock ledger of the Corporation and to make extracts therefrom; provided, however, that such inspection may be denied to any shareholder or other person upon his refusal to furnish to the Corporation an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the Corporation and that he has not at any time sold or offered for sale any list of shareholders of any corporation or aided or abetted any person in procuring any such record of shareholders for any such purpose.


SECTION 5.4   CHECKS, DRAFTS, ETC.

    All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of, or payable to, the Corporation, shall be signed or endorsed by such person or persons, and in such a manner as shall be determined from time to time by resolution of the Board of Directors.



                             ARTICLE VI

                         OTHER AUTHORIZATIONS


SECTION 6.1   EXECUTION OF CONTRACTS.

    The Board of Directors, except as the By-Laws otherwise provide, may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general, or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent or employee shall have the power or authority, except in the ordinary course of business, to bind the Corporation by any contract or engagement or to pledge its credit, or to render it liable for any purpose or in any amount.

SECTION 6.2   REPRESENTATION OF OTHER CORPORATIONS.

    All shares of any other corporation, standing in the name of the Corporation, shall be voted, represented, and all rights incidental thereto exercised as directed by written consent or resolution of the Board of Directors expressly referring thereto. In general, such rights shall be delegated by the Board of Directors under express instructions from time to time as to each exercise thereof to the Chief Executive Officer, the President, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, any Vice President the

Treasurer or the Secretary of this Corporation, or any other person expressly appointed by the Board of Directors. Such authority may be exercised by the designated officers in person, or by any other person authorized to do so by proxy, power of attorney, duly executed by such officers.



SECTION 6.3      DIVIDENDS.

        The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by the laws of the State of Nevada, and the Articles of Incorporation, subject to any contractual restrictions to which the Corporation is then subject.


                                  ARTICLE VII

                     CERTIFICATES FOR AND TRANSFER OF SHARES

SECTION 7.1      CERTIFICATES FOR SHARES.

                 7.1.1. Certificates for shares shall be of such form and device as the Board of Directors may designate and shall be numbered and registered as they are issued. Each shall state the name of the record holder of the shares represented thereby; its number and date of issuance; the number of shares for which it is issued; the par value; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to rights of redemption or conversion, if any; and a statement of liens or restrictions upon transfer or voting, if any, or, alternatively, a statement that certificates specifying such matters may be obtained from the Secretary of the Corporation.

                 7.1.2. Every certificate for shares must be signed by the Chief Executive Officer or the President and the Secretary or an Assistant Secretary, or must be authenticated by facsimiles of the signatures of the Chief Executive Officer or the President and the Secretary or an Assistant Secretary. Before it becomes effective, every certificate for shares authenticated by a facsimile or a signature must be countersigned by a transfer agent or transfer clerk, and must be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers.

                 7.1.3. Even though an officer who signed, or whose facsimile signature has been written, printed, or stamped on a certificate for shares ceases, by death, resignation, or otherwise, to be an officer of the Corporation before the certificate is delivered by the Corporation, the certificate shall be as valid as though signed by a duly elected, qualified and authorized officer, if it is countersigned by the signature or facsimile signature of a transfer clerk or transfer agent and registered by an incorporated bank or trust company, as registrar of transfers.

                 7.1.4. Even though a person whose facsimile signature as, or on behalf of, the transfer agent or transfer clerk has been written, printed or stamped on a certificate for shares ceases, by death, resignation, or otherwise, to be a person authorized to so sign such certificate before the certificate is delivered by the Corporation, the certificate shall be deemed countersigned by the facsimile signature of a transfer agent or transfer clerk for purposes of meeting the requirements of this section.



SECTION 7.2      TRANSFER ON THE BOOKS.

        Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

SECTION 7.3      LOST OR DESTROYED CERTIFICATES.

        The Board of Directors may direct, or authorize the Secretary to direct, a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate for shares so lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors or Secretary may, in its or his discretion, and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

SECTION 7.4      TRANSFER AGENTS AND REGISTRARS.

        The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, who may be the same person, and may be the Secretary of the Corporation, or an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.

SECTION 7.5      FIXING RECORD DATE FOR DIVIDENDS, ETC.

        The Board of Directors may fix a time, not exceeding 50 days preceding the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, as a record date for the determination of the shareholders entitled to receive any such dividend or distribution, or any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares, and, in such case, only shareholders of record on the date so fixed shall be entitled to receive such dividend, distribution, or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after any record date fixed as aforesaid.

SECTION 7.6      RECORD OWNERSHIP.

        The Corporation shall be entitled to recognize the exclusive right of a person registered as such on the books of the Corporation as the owner of shares of the Corporation's stock to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by law.

                                 ARTICLE VIII

                             AMENDMENTS TO BY-LAWS

SECTION 8.1      BY SHAREHOLDERS.

        New or restated by-laws may be adopted, or these By-Laws may be repealed or amended, at the annual shareholders' meeting or at any other meeting of the shareholders called for that purpose, by a vote of shareholders entitled to exercise a majority of the voting power of the Corporation.

SECTION 8.2      BY DIRECTORS.

        Subject to the right of the shareholders to adopt, amend, or repeal by-laws, as provided in Section 8.1, the Board of Directors may adopt, amend, or repeal any of these By-Laws by the affirmative vote of two-thirds of the directors of each Class except as otherwise provided in Section 2.4. This power may not be delegated to any committee appointed in accordance with these By-Laws.

SECTION 8.3      RECORD OF AMENDMENTS.

        Whenever an amendment or a new By-Law is adopted, it shall be copied in the book of minutes with the original By-Laws, in the appropriate place. If any By-Law is repealed, the fact of repeal, with the date of the meeting at which the repeal was enacted, or written assent was filed, shall be stated in said book.


                                   ARTICLE IX

                     INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 9.1 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION.

        Subject to Section 9.3 of this Article IX, each person who was or is a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding") (other than an action by or in the right of the Corporation), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee, fiduciary or agent shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the laws of Nevada, as the same exist or may hereafter be amended, against all costs, charges, expenses, liabilities and losses (including attorneys' fees, judgments, fines, employee benefit plan exercise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 9.2 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

    Subject to Section 9.3 of this Article IX, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity or in any other capacity while serving as a director, officer, employee, fiduciary or agent, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

SECTION 9.3  AUTHORIZATION OF INDEMNIFICATION.

    Any indemnification under this Article IX (unless ordered by a court or advanced pursuant to Section 9.6 hereof) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section
9.1 or Section 9.2 of this Article IX, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel in a written opinion, or (iii) if such a quorum is not obtainable, by independent legal counsel in a written opinion, or (iv) by the shareholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in the defense or any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

SECTION 9.4  GOOD FAITH DEFINED.

    For purposes of any determination under Section 9.3 of this Article IX, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 9.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 9.1 or 9.2 of this Article IX, as the case may be.

SECTION 9.5  INDEMNIFICATION BY A COURT.

    If a claim under Section 9.1 or 9.2 is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has failed to meet a standard of conduct which makes it permissible under Nevada law for the Corporation to indemnify the claimant for the amount claimed. Neither the failure of the Corporation (including the Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he has met such standard of conduct, nor an actual determination by the Corporation (including the Board, independent legal counsel, or its shareholders) that the claimant has not met such standard of conduct, shall be a defense to the action or create a presumption that the claimant has failed to meet such standard of conduct.

SECTION 9.6  EXPENSES PAYABLE IN ADVANCE.

    This right to indemnification conferred in this Article IX shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada General Corporation Law required, the payment of such expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to any employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director of officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 9.6 or otherwise.

SECTION 9.7  NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

    The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this
Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, By-Law, agreement, vote of shareholders or disinterested directors or otherwise.

SECTION 9.8  INSURANCE.

    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, fiduciary or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under Nevada law.

SECTION 9.9  CERTAIN DEFINITIONS.

    For purpose of this Article IX, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participant and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article IX.

SECTION 9.10   SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

     The indemnification and advancement of expenses provided by or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of his heirs, executors and administrators.

SECTION 9.11   LIMITATION ON INDEMNIFICATION.

     Notwithstanding anything contained in this Article IX to the contrary, except as provided in Section 9.3, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized or consented to by the Board.

SECTION 9.12   INDEMNIFICATION OF EMPLOYEES AND AGENTS.

     The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

SECTION 9.13   INDEMNIFICATION OF WITNESSES.

     To the extent that any director, officer, employee, fiduciary or agent of the Corporation is by reason of such position, or a position with another entity at the request of the Corporation, a witness in any action, suit or proceeding, he shall be indemnified against all costs and expenses actually and reasonably incurred by him or on his behalf in connection therewith.

SECTION 9.14   INDEMNIFICATION AGREEMENTS.

     The Corporation may enter into agreements with any director, officer, employee, fiduciary or agent of the Corporation providing for indemnification to the full extent permitted by Nevada law.

SECTION 9.15   DEFINITION OF BOARD.

     For purposes of this Article IX, the term "Board" shall mean the Board of Directors of the Corporation or, to the extent permitted by the laws of Nevada, as the same exist or may hereafter be amended, its Executed Committee. On vote of the Board, the Corporation may assent to the adoption of this Article IX by any subsidiary, whether or not wholly owned.

SECTION 9.16   ACTIONS PRIOR TO ADOPTION OF ARTICLE IX.

     The rights provided by this Article IX shall be available whether or not the claim asserted against the director, officer, employee, fiduciary or agent is based on matters which antedate the adoption of the Article IX.

SECTION 9.17   SEVERABILITY.

     If any provision of this Article IX shall for any reason be determined to be invalid, the remaining provisions hereof shall not be affected thereby but shall remain in full force and effect.

SECTION 9.18   APPLICABILITY TO FEDERAL ELECTION CAMPAIGN ACT OF 1971, AS
               AMENDED.

     The rights provided by this Article IX shall be applicable to the officers (including without limitation the Chairman, Vice Chairman, treasurer and assistant treasurer) appointed from time to time by the Chief Executive Officer of the Corporation or his designee to serve in the administration and management of any separate, segregated fund established for purposes of collecting and distributing voluntary employee political contributions to federal election campaigns pursuant to the Federal Election Campaign Act of 1971, as amended.


                                     ARTICLE X

                                   CORPORATE SEAL

     The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation, and the date of its incorporation, and the word "Nevada".


                                    ARTICLE XI

                                  INTERPRETATION

     Reference in these By-Laws to any provision of the Nevada Revised
Statutes shall be deemed to in include all amendments thereto and the effect of the construction and determination of validity thereof by the Nevada Supreme Court.

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                                  ARTICLE XII

                       APPLICABILITY OF CONTROL SHARE ACT

     The provisions of Nevada Revised Statutes Sections 78.378 to 78.3792, inclusive, shall not apply to any acquisition of a controlling interest by OrNda HealthCorp in the Corporation pursuant to the terms of that certain Stock Option Agreement between the Corporation and OrNda HealthCorp, as the same may be amended, modified, supplemented or otherwise changed.